UNITED STATES
SECURITIES AND EXCHANGE COMMISSION
Washington, D.C. 20549

FORM 8-K
CURRENT REPORT
Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934
May 25, 2010
(Date of earliest event reported)

Potash Corporation of Saskatchewan Inc.
(Exact name of registrant as specified in its charter)

Canada (State or other jurisdiction of incorporation)	1-10351 (Commission File Number)	Not Applicable (IRS Employer Identification No.)
122 – 1st Avenue South
Saskatoon, Saskatchewan, Canada S7K 7G3
(Address of principal executive offices, including zip code)
306 / 933-8500
(Registrant’s telephone number, including area code)
Not Applicable
(Former name or former address, if changed since last report)
Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2.):

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 5.02	Departure of Certain Officers; Appointment of Certain Officers.
     On May 25, 2010, Potash Corporation of Saskatchewan Inc. (the “Company”) issued a press release announcing the retirement of James F. Dietz, Executive Vice President and Chief Operating Officer of the Company, effective June 30, 2010.
     The Company also announced the appointment of David Delaney, the Company’s current President of PCS Sales, to the position of Executive Vice President and Chief Operating Officer, effective June 30, 2010. Mr. Delaney, 49, has served as President of PCS Sales since 2000.
     A copy of the press release announcing Mr. Dietz’s retirement and the appointment of Mr. Delaney is filed as Exhibit 99.1 hereto and is hereby incorporated by reference.

Item 9.01	Financial Statements and Exhibits.

Exhibit Number	Exhibit Description
99.1	News release, dated May 25, 2010, issued by Potash Corporation of Saskatchewan Inc.

SIGNATURE
     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, hereunto duly authorized.

POTASH CORPORATION OF SASKATCHEWAN INC.
	By:	/s/ Joseph Podwika
		Name:	Joseph Podwika
Dated: May 26, 2010		Title:	Senior Vice President, General Counsel and Secretary

Index to Exhibits

Exhibit Number	Exhibit Description
99.1	News release, dated May 25, 2010, issued by Potash Corporation of Saskatchewan Inc.